SUPPLEMENT TO THE PROSPECTUS
                                       OF
                       EVERGREEN INTERNATIONAL GROWTH FUND
                          EVERGREEN GLOBAL LEADERS FUND
            (each individually a "Fund" or collectively the "Funds")



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                                  SPECIAL OFFER
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         For the  period  August  17,  1998  through  September  18,  1998  (the
"Offering  Period"),   Evergreen   Distributor,   Inc.  ("EDI"),  the  principal
underwriter for each of the above Funds, will waive the front-end sales charge on purchases of Class A Shares of the Funds during the Offering Period. Purchases of Class A Shares during the Offering Period will be at net asset value.

         Class A shares purchased during the Offering Period and redeemed within two years of the first day of the month following the month in which they were purchased will be subject to a contingent deferred sales charge ("CDSC") of 2% of the lesser of the net asset value of such shares when (1) redeemed or (2) purchased. The 2% CDSC will also apply to any redemption within the two-year period of shares acquired through exchange of shares purchased through this special offer.

         EDI will pay the selling broker a commission of 2% of the offering price on sales of Class A Shares during the Offering Period that, absent the special offer, would have been subject to a front-end sales charge. The 2% commission will not apply to sales that would have been at net asset value absent the special offer. Normal commission rates will apply to such sales. The 2% CDSC will not apply to shares purchased without the payment of the 2% commission. Such shares will be subject to the CDSC otherwise applicable, if any.

         Class A Shares purchased during the Offering Period on which the 2% commission is paid may not be exchanged for shares of any other Evergreen fund for six months after the initial purchase.

          This offer will terminate prior to the expiration of the Offering Period when aggregate sales of the two Funds' Class A Shares reach approximately $100,000,000. EDI reserves the right to extend this offer beyond the Offering Period or if aggregate sales of Class A Shares exceed $100,000,000.



August 17, 1998                                                      544624